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                                               \        OMB APPROVAL          \
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                                               \  OMB Number:      3235-0059  \
                                               \  Expires:  January 31, 2002  \
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

            PROVIDENT NATIONAL ASSURANCE COMPANY SEPARATE ACCOUNT B
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

           PROVIDENT NATIONAL ASSURANCE COMPANY SEPARATE ACCOUNT B
   1 FOUNTAIN SQUARE, CHATTANOOGA, TENNESSEE 37402 TELEPHONE: (423) 755-8913



                                                               November 22, 2000



A Special Meeting of Contract Owners who hold contracts issued pursuant to Provident National Assurance Company Separate Account B will be held at 9:00 a.m., local time, on December 22, 2000, at the UnumProvident Corporation building, Investment Conference Room, 6N, 1 Fountain Square, Chattanooga, Tennessee 37402. You have the right to cast votes at this meeting.

At the meeting, Contract Owners will be asked to approve or disapprove a new investment advisory agreement and a new investment sub-advisory agreement for the Separate Account, each to be effective upon the acquisition of Provident National Assurance Company ("PNAC") by Allstate Life Insurance Company ("Allstate"). The new investment advisory and sub-advisory agreements are identical to those currently in effect for the Separate Account, but for new effective dates.

Enclosed are the Notice of Special Meeting, Proxy Statement and Proxy Card. Please sign and return the proxy in the enclosed envelope so that it will be received by the Board of Managers of Separate Account B NO LATER THAN December 22, 2000. You may keep all other material. If you are present at the meeting, you may vote in person even though have sent in your proxy.

The enclosed Proxy Statement describes matters affecting the Separate Account as a result of the Stock Purchase Agreement in which UnumProvident Corporation agrees to sell its wholly-owned subsidiary, PNAC, to Allstate. Please see the enclosed Proxy Statement for information about the Acquisition, PNAC and Allstate.

Your contract/certificate number and the total number of votes you may cast are shown on the proxy card.


                                         Yours Sincerely,

                                         /s/ Susan N. Roth


                                         SUSAN N. ROTH
                                         Secretary, Board of Managers


Enclosures

                     PROVIDENT NATIONAL ASSURANCE COMPANY

                              SEPARATE ACCOUNT B

                 NOTICE OF SPECIAL MEETING OF CONTRACT OWNERS

                   To be held at 9 a.m. on December 22, 2000



Notice is hereby given that a Special Meeting of Contract Owners of Provident National Assurance Company Separate Account B (the "Separate Account") will be held at the offices of UnumProvident Corporation, 1 Fountain Square, Chattanooga, Tennessee, at 9:00 a.m., local time, on December 22, 2000, for the following purposes:

     1. To approve or disapprove a new investment advisory agreement between the Separate Account and Provident National Assurance Company ("PNAC"), a wholly-owned subsidiary of UnumProvident Corporation ("UnumProvident") to be effective upon the acquisition of PNAC by Allstate Life Insurance Company ("Allstate") from UnumProvident, such agreement to be in substance identical to the investment advisory agreement currently in effect for the Separate Account.

     2. To approve or disapprove a new investment sub-advisory agreement between PNAC and Provident Investment Management, LLC ("PRIMCO"), to be effective upon the acquisition of PNAC by Allstate, such agreement to be in substance identical to the investment sub-advisory agreement currently in effect for the Separate Account.

     3. To consider and act upon any other matter incidental to the foregoing purposes and any other matters that may properly come before the meeting or any adjournment thereof.


                                             BY ORDER OF THE CHAIRMAN
                                             OF THE BOARD OF MANAGERS,

                                             /s/ Susan N. Roth

                                             SUSAN N. ROTH
                                             Secretary



                            YOUR VOTE IS IMPORTANT


PLEASE COMPLETE, DATE, SIGN AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                     Provident National Assurance Company
                               1 Fountain Square
                         Chattanooga, Tennessee  37402

                                PROXY STATEMENT


This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Managers of Provident National Assurance Company Separate Account B (the "Separate Account") for use at the Special Meeting of Contract Owners to be held on Friday, December 22, 2000, at 9:00 a.m. at the UnumProvident Corporation building, Investment Conference Room, 6N, 1 Fountain Square, Chattanooga, Tennessee 37402. The cost of soliciting the proxies will be borne by Provident National Assurance Company ("PNAC"). Proxies may be solicited by telephone, by mail or in person by directors, officers, agents, or regular employees of PNAC who will not be compensated for such services. The Variable Annuity Insurance Company ("VALIC"), 205 East 10th Street, Amarillo, Texas 79101, the Administrator, has also contracted with Management Information Services, and ADP Company ("MIS") to provide proxy mailing and collection services to the Separate Account. The costs of these services will be paid by the Administrator. Contract Owners may revoke their proxies at any time prior to the voting thereof by submitting written notice of revocation to PNAC at 1 Fountain Square, Chattanooga, Tennessee 37402. Any Contract Owner attending the meeting may vote in person, whether or not a proxy has been previously submitted.

A copy of the annual report to Contract Owners for the fiscal year ended December 31, 1999, including financial statements has been previously provided. An additional copy of the annual report will be provided free of charge to any Contract Owner upon request. Contract Owners may contact Linda Daughetee toll-free at (800) 718-8824 to request an annual report.

On the record date, November 1, 2000, there were outstanding 375,356.9560 units of the Separate Account with a total value of $6,644,972.34 entitling the Contract Owners to one vote for each dollar of value represented by units credited to such persons as of such record date. Contract Owners of record at the close of business on November 1, 2000, who are still Contract Owners on December 22, 2000, will be entitled to vote at the meeting.

Units eligible to be voted for which a proxy card is properly signed and returned prior to the beginning of the Annual Meeting will be voted as directed. If directions are not given or directions are not in accordance with the options listed on a signed and returned proxy card, such units will be voted FOR each proposition for which the Board of Managers recommends a vote FOR.

Unsigned or unreturned proxies will not be counted for quorum or voting purposes. For issues as to which it is a choice on the proxy, a vote to abstain will be counted for purposes of determining the existence of a quorum, and counted as an "ABSTENTION" rather than as either a vote "FOR" or "AGAINST."

For purposes of the Special Meeting, a quorum is the presence in person or by proxy of a majority in interest of the Contract Owners. A quorum being present, vote of the majority of the quorum of outstanding units represented in person or by proxy will determine the adoption or rejection of the matters specified in the Notice.

This Proxy Statement contains information relating to the acquisition (the "Acquisition") of PNAC by Allstate Life Insurance Company ("Allstate"). The Acquisition may be deemed to be a change of control of PNAC, which serves as investment adviser to the Separate Account, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act and under the

Investment Advisory Agreement dated March 21, 1977 by and between the Separate Account and PNAC (the "Advisory Agreement") or the Investment Sub-Advisory Agreement dated June 25, 1998 (the "Sub-Advisory Agreement") by and between PNAC and Provident Investment Management, LLC ("PRIMCO"), as the case may be, a change in control of PNAC results in the automatic termination of each of the Advisory Agreement and the Sub-Advisory Agreement, effective at the time of the change in control.

The Board of Managers has approved and recommends that the Contract Owners approve a new advisory agreement and a new sub-advisory agreement. The proposed new agreements would be in substance identical to the Advisory Agreement and the Sub-Advisory Agreement, respectively, as each is currently in effect and would take effect at the time of the Acquisition. Under the respective new agreements PNAC would continue to provide advisory services and PRIMCO would continue to perform sub-advisory services for the Separate Account after the Acquisition, on the same terms as are currently in effect. This Acquisition represents a change in control of the corporate entity only; PNAC's investment management personnel are expected to remain the same.


                                  PROPOSAL 1

TO APPROVE OR DISAPPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE SEPARATE ACCOUNT AND PROVIDENT NATIONAL ASSURANCE COMPANY ("PNAC"), A WHOLLY-OWNED SUBSIDIARY OF UNUMPROVIDENT CORPORATION ("UNUMPROVIDENT") TO BE EFFECTIVE UPON THE ACQUISITION OF PNAC BY ALLSTATE LIFE INSURANCE COMPANY ("ALLSTATE") FROM UNUMPROVIDENT, SUCH AGREEMENT TO BE IN SUBSTANCE IDENTICAL TO THE INVESTMENT ADVISORY AGREEMENT CURRENTLY IN EFFECT FOR THE SEPARATE ACCOUNT.


                                  PROPOSAL 2


TO APPROVE OR DISAPPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN PNAC AND PROVIDENT INVESTMENT MANAGEMENT, LLC ("PRIMCO"), TO BE EFFECTIVE UPON THE ACQUISITION OF PNAC BY ALLSTATE, SUCH AGREEMENT TO BE IN SUBSTANCE IDENTICAL TO THE INVESTMENT SUB-ADVISORY AGREEMENT CURRENTLY IN EFFECT FOR THE SEPARATE ACCOUNT.


Background

As explained above, the Acquisition of PNAC by Allstate may be deemed to be a change of control of PNAC, which serves as investment adviser to the Separate Account within the meaning of the 1940 Act. The 1940 Act provides that such a change in control of PNAC constitutes an "assignment" of each of the Advisory Agreement, under which PNAC provides advisory services to the Separate Account, and the Sub-Advisory Agreement, under which PRIMCO provides sub-advisory services to PNAC and the Separate Account. The 1940 Act and the terms of such agreements further provide that such an assignment will result in the automatic termination of such agreements at the time of the Acquisition. Proposal 1 and Proposal 2 seek Contract Owner approval of a new investment advisory agreement and a new investment sub-advisory agreement for the Separate Account, each to be effective at the time of the Acquisition. The proposed new agreements would be in substance identical to the Advisory Agreement and the Sub-Advisory Agreement, respectively, as each is currently in effect. THE EFFECT OF

PROPOSAL 1 AND PROPOSAL 2 IS TO PERMIT THE SEPARATE ACCOUNT TO CONTINUE TO OPERATE, FOLLOWING THE ACQUISITION, UNDER AN ADVISORY AGREEMENT AND A SUB-ADVISORY AGREEMENT SUBSTANTIALLY IDENTICAL TO THOSE CURRENTLY IN EFFECT. PROPOSAL 1 AND PROPOSAL 2 WILL NOT RESULT IN ANY CHANGE IN THE IDENTITY OF THE FIRM OR PERSONNEL PROVIDING ADVISORY SERVICES TO THE SEPARATE ACCOUNT OR PNAC, OR IN THE FEES PAYABLE WITH RESPECT THERETO. Assuming the satisfaction of all conditions to consummation of the Acquisition, the Acquisition is expected to become effective during the fourth quarter of 2000. The Board of Managers of the Separate Account unanimously recommends that Contract Owners vote to approve the proposed new investment advisory arrangements for the Separate Account to be effective at the time of the Acquisition.

The Acquisition

In August 2000, UnumProvident and Allstate entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") providing for the Acquisition by Allstate of all of the capital stock of PNAC from its sole stockholder UnumProvident. As a result thereof, PNAC shall become a wholly-owned subsidiary of Allstate. The policyholders and contract owners of PNAC and the Separate Account will not receive any direct payment, property or consideration in connection with the Acquisition. The Acquisition will not be effected unless all required governmental and other consents and approvals are obtained and all other conditions to the obligations of the parties to consummate the Acquisition are either satisfied or waived (as permitted). There is no assurance that the Acquisition will in fact be consummated. Assuming the satisfaction of all conditions to consummation of the Acquisition, the Acquisition is expected to become effective during the fourth quarter of 2000.

               THE SEPARATE ACCOUNT, PNAC AND THE ADMINISTRATOR

Information about the Separate Account:

The Separate Account is an open-end diversified investment company registered under the 1940 Act, and is a separate account through which PNAC sets aside, separate and apart from its general assets, assets attributable to its variable annuity contracts (which ceased to be actively marketed in 1984).

Information about PNAC:

PNAC is a wholly-owned subsidiary of UnumProvident Corporation ("UnumProvident"), formerly Provident Companies, Inc. UnumProvident was organized in 1995 under the laws of Delaware and is the parent holding company for a group of insurance companies that collectively operate in all 50 states, the District of Columbia, all the provinces and territories of Canada and Puerto Rico. UnumProvident, through its subsidiaries, is the largest provider of individual disability insurance and the second largest overall disability insurer in North America. It also provides a complementary portfolio of life insurance products, including life insurance, employer and employee paid group benefits and related services. PNAC is a Tennessee stock life insurance company. PNAC serves as insurer, principal underwriter, and as an investment adviser to the Separate Account.

PNAC has historically also served as administrator of the Separate Account. On April 29, 1998, the Board of Managers approved a Separate Account Administrative Services Agreement, dated May 15, 1998, between PNAC and VALIC, whereby VALIC became the Administrator of the Separate Account. The change in administrator did not result in any changes in administration and sales fees. On a periodic basis, the Administrator reports to the Board of Managers on the Separate Account and on the services provided pursuant to the Agreement.

Information about Allstate:

Allstate, itself and/or through its subsidiaries, markets a broad line of life insurance, annuity and group pension products through diverse distribution channels. As of December 31, 1999, Allstate and its subsidiaries had assets of over $49 billion. Allstate is a wholly-owned subsidiary of Allstate Insurance Company which, in turn, is a wholly-owned subsidiary of The Allstate Corporation. Allstate is an Illinois stock insurance company.

         INVESTMENT SUB-ADVISER AND INVESTMENT SUB-ADVISORY AGREEMENT

Information about PRIMCO:

PRIMCO is a Tennessee limited liability company organized in October, 1997. It is owned by UnumProvident and one of its subsidiaries, Provident Investment Management, LLC (DE). PRIMCO is registered with the SEC as an investment adviser. Its principal offices are located at 1 Fountain Square, Chattanooga, Tennessee 37402. Its predecessor was The Paul Revere Investment Management Company, with whom it was merged in 1997. The managers of PRIMCO are also officers of PNAC. The members of the Board of Governors of PRIMCO are officers of PNAC. The personnel employed by PRIMCO consist primarily of individuals who were previously employed in the investment operations of UnumProvident or its insurance subsidiaries, and who were contributed to PRIMCO under a Contribution Agreement between Provident Life and Accident Insurance Company and Paul Revere Life, respectively, and PRIMCO in consideration for their respective interests in PRIMCO.

As of September 30, 2000, PRIMCO had over $25,661,865,320 billion in assets under management.

Information about the Sub-Advisory Agreement:

Under the Investment Advisory Agreement, PNAC is specifically authorized to employ one or more sub-advisers in connection with the services to be performed and obligations to be assumed by PNAC. Pursuant to that authority, PNAC entered into the Sub-Advisory Agreement effective June 25, 1998.

Under the Sub-Advisory Agreement, PRIMCO, subject to the supervision of PNAC and the Board of Managers of the Separate Account, is responsible for providing investment advisory services to PNAC for the portfolio of the Separate Account in accordance with investment objectives and guidelines provided by PNAC. In providing these services, PRIMCO is authorized to buy, sell, exchange, convert and otherwise trade in securities in the portfolio, and place orders for the execution of such transactions with or through such brokers, dealers, or issuers as it selects. PRIMCO provides PNAC with a value of the portfolio on a daily basis. PRIMCO provides such reports to PNAC and the Board of Managers as are reasonably required, and attends meetings of the Board of Managers on a quarterly basis.

The Sub-Advisory Agreement provides that it shall continue in effect for an initial term ending June 30, 1999, and thereafter from year to year so long as its continuance is approved at least annually by (a) a vote of a majority of the Board of Managers of the Separate Account or by the vote of a majority of the outstanding units of the Separate Account and (b) by the vote of a majority of the members of the Board of Managers of the Separate Account who are not parties to the Investment Advisory Agreement or the Sub-Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement was most recently approved by the Board of Managers including a majority of the members of the Board of Managers who are not parties to the Investment Advisory Agreement or the Sub-Advisory Agreement or interested persons on January 27, 2000.

Any Amendment to the Sub-Advisory Agreement must be approved by (i) the Board of Managers of the Separate Account of by the vote of a majority of the outstanding Units of the Separate Account, and (ii) the majority of those members of the Board of Managers of the Separate Account who are not parties to the Advisory Agreement or the Sub-Advisory Agreement, as the case may be, or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such an approval. The Sub-Advisory Agreement may be terminated without penalty by the Board of Managers of the Separate Account or by vote of a majority of the outstanding units of the Separate Account, upon 30 days' written notice to PNAC, and it terminates automatically in the event of its assignment (as defined in the 1940 Act). The Sub-Advisory Agreement also provides that PRIMCO shall not be subject to any liability in connection with the performance of its services under the agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its respective obligations or duties.

              INVESTMENT ADVISER AND INVESTMENT ADVISORY AGREEMENT

Information about the Investment Advisory Agreement:

On April 12, 1977, the Contract Owners approved, and on April 11, 1978, amended, an Investment Advisory Agreement, dated March 21, 1977, in compliance with the requirements of the 1940 Act. The most recent approval of the Investment Advisory Agreement with PNAC by the Board of Managers, including a majority of members who are not parties to the agreement nor interested persons of such parties, occurred on January 27, 2000.

Pursuant to the Investment Advisory Agreement between PNAC and the Separate Account, PNAC continuously provides the Board of Managers of the Separate Account with an investment program and recommendations on the purchase and sale of investments for its consideration. PNAC has the responsibility for placing orders for purchases and sales. For providing investment advice, PNAC, under the Investment Advisory Agreement, receives a monthly fee in an amount equal to
 .0020% of the value of the Separate Account each business day (approximately 0.50% on an annual basis). The aggregate amounts paid to PNAC during fiscal years 1997, 1998, and 1999 were $72,873, $75,117, and $90,919, respectively, for investment advisory services to the Separate Account.

The Investment Advisory Agreement:

1. May not be terminated by PNAC without the prior approval of a new investment advisory agreement by a majority of the outstanding voting securities of the Separate Account, but may be terminated without the payment of any penalty, on 60 days written notice by the Board of Managers or by a majority of the outstanding voting securities of the Separate Account;

2. Shall continue in effect for a period more than two years from the date of its execution, only so long as such continuation is specifically approved at least annually by (a) a majority of the Board of Managers of the Separate Account, or (b) a majority of the outstanding voting securities of the Separate Account; and in either event by a majority of the members of the Board of Managers who are not parties to the Agreement or interested persons of such party, casting their votes in person at a meeting called for the purpose of voting on such approval;

3. Cannot be amended without prior approval by the vote of a majority of the outstanding voting securities of the Separate Account and by a vote of a majority of the members of the Board of Managers, including a vote by a majority of the members of the Board of Managers who are not parties to the agreement or interested persons of such party, cast in person at a meeting called for the purpose of voting on such approval; and

4. Will terminate automatically if assigned.

                 PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF
                     PROVIDENT NATIONAL ASSURANCE COMPANY


The names and principal occupations of the principal executive officers and directors of PNAC are set forth below. The business address of the officers of PNAC is Provident National Assurance Company, 1 Fountain Square, Chattanooga, Tennessee 37402, unless otherwise specified.


                           Position with Investment Adviser and
Name                       UnumProvident, and Principal Occupation
----                       ---------------------------------------

J. Harold Chandler         President and Director, PNAC; Chairman,
                           President and Chief Executive Officer, and
                           Director, UnumProvident; Director, AmSouth
                           Bancorporation; Director, Herman Miller, Inc.

Thomas R. Watjen           Executive Vice President - Finance and Risk
                           Management and Director, PNAC; Executive Vice
                           President - Finance and Risk Management,
                           UnumProvident.

Elaine D. Rosen            Executive Vice President - Customer
                           Development and Director, PNAC; Executive
                           Vice President - Customer Development,
                           UnumProvident.

F. Dean Copeland           Executive Vice President - Legal and
                           Administrative Affairs, and Director, PNAC;
                           Executive Vice President - Legal and
                           Administrative Affairs, UnumProvident.

John J. Iwanicki           Vice President and Treasurer, PNAC; Vice
                           President and Treasurer, UnumProvident.

Robert C. Greving          Senior Vice President and Chief Actuary,
                           PNAC; Senior Vice President and Chief
                           Actuary, UnumProvident.

Vicki W. Corbett           Vice President and Controller, PNAC; Vice
                           President and Controller, UnumProvident.

Susan N. Roth              Vice President and Corporate Secretary, PNAC;
                           Vice President, Corporate Secretary and
                           Assistant General Counsel, UnumProvident.

James L. Moody, Jr.        Director, PNAC; Director, UnumProvident;
                           Director, Empire Co. Ltd.; Director, Staples,
                           Inc.; Director, IDEXX Laboratories, Inc. and several funds of Liberty Colonial group of mutual funds.

Burton E. Sorensen         Director, PNAC; Director, UnumProvident;
                           Director, The ServiceMaster Company.

There were no directors or principal executive officers of PNAC who owned of record or beneficially more than 5% of the outstanding units in the Separate Account on November 1, 2000.

                                   BROKERAGE

PNAC has responsibility for placing orders for the purchase and sale of portfolio securities of the Separate Account under its Investment Advisory Agreement. With respect to such purchases and sales, the primary objective is to obtain the most favorable prices and execution of orders on behalf of the Separate Account. With respect to transactions executed in the over-the-counter market, PNAC will deal only with principal market makers unless more favorable prices are otherwise available.

PNAC does not expect to use any one particular broker or dealer, but subject to obtaining the best prices and executions, brokers who provide statistical information and supplemental research to PNAC for pricing and appraisal services utilized by PNAC may receive orders for transactions. It is not possible to determine the exact value of such statistical information and supplemental research provided to PNAC. The total brokerage commissions paid by the Separate Account during the periods ending December 31, 1997, 1998 and 1999, were $9,871, $4,288, and $7,411, respectively. The portfolio turnover rates for 1997, 1998, and 1999, were 25%, 11%, and 14%, respectively.

                           DISTRIBUTION OF CONTRACTS

On February 1, 1984 PNAC ceased making a public offering of variable annuity contracts issued pursuant to the Separate Account. Prior to that time the contracts were distributed through broker-dealers who were registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and were members of the National Association of Securities Dealers, Inc. During 1999, commissions of approximately $-0- were paid to broker-dealers with respect to the Separate Account variable annuity contracts.

                                 OTHER MATTERS

The Board of Managers of the Separate Account knows of no other matters which may come before the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Separate Account as tellers of the Meeting. With respect to Proposal 1 and Proposal 2, abstentions from voting will have the effect of a negative vote on such proposal.

In the event that sufficient votes in favor of Proposal 1 or Proposal 2 are not received by December, 2000, the persons named as proxies may vote on those matters as to which sufficient votes have been received and may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the voting interests present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and Proposal 2. They will vote against any such adjournment those proxies required to be voted against Proposal 1 and Proposal 2 and will not vote any proxies that direct them to abstain from voting either such Proposal.

                                        BY ORDER OF THE BOARD OF MANAGERS

                                        /s/ David G. Fussel

                                        David G. Fussell, Chairman

                                                            +--------------+
From:                                                       | FIRST CLASS  |
PROXY TABULATOR                                             | U.S. POSTAGE |
P.O. BOX 9132                                               |     PAID     |
HINGHAM, MA 02043-9132                                      |    PROXY     |
                                                            |  TABULATOR   |
                                                            +--------------+






           Please fold and detach card at perforation before mailing


                                     PROXY
            PROVIDENT NATIONAL ASSURANCE COMPANY SEPARATE ACCOUNT B
                         PROXY SOLICITED ON BEHALF OF
                               BOARD OF MANAGERS

The undersigned hereby appoints David G. Fussell and Susan N. Roth or either of them, with full power of substitution and revocation, to represent and to cast the votes of the undersigned as shown on the reverse side at the Special Meeting of Contractowners of Provident National Assurance Company Separate Account B to be held at 9:00 a.m. on December 22, 2000, and at any adjournment thereof, with respect to the proposals below and as set forth in the Notice.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Contractowners and the Proxy Statement issued by the Board of Managers and revokes any Proxy heretofore given with respect to the votes covered by this Proxy.

                               Dated __________________ 2000


                              +------------------------------------------------+
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                               Contractowner Signature(s) Title (if Applicable)
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           Please fold and detach card at perforation before mailing



This proxy when properly executed will be voted as directed. IN THE ABSENCE OF ACCOMPANYING DIRECTION BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE AND TWO.

           Please vote by filling in the appropriate box(es) below.



1. To approve or disapprove a new investment advisory agreement between the Separate Account and Provident National Assurance Company ("PNAC"), a wholly-owned subsidiary of UnumProvident Corporation ("UnumProvident") to be effective upon the acquisition of PNAC by Allstate Life Insurance Company ("Allstate") from UnumProvident, such agreement to be in substance identical to the investment advisory agreement currently in effect for the Separate Account.

   [ ]FOR    [ ]AGAINST   [ ]ABSTAIN

2. To approve or disapprove a new investment sub-advisory agreement between PNAC and Provident Investment Management, LLC ("PRIMCO"), to be effective upon the acquisition of PNAC by Allstate, such agreement to be in substance identical to the investment sub-advisory agreement currently in effect for the Separate Account.

   [ ]FOR    [ ]AGAINST   [ ]ABSTAIN

3. To consider and act upon any other matter incidental to the foregoing purposes and any other matters that may properly come before the meeting or any adjournment thereof.